April 22, 2005

Board of Trustees
Frank Russell Investment Company
Tacoma, WA 98402
Ladies and Gentlemen:
In accordance with the Frank Russell
Investment Company procedures for
purchase of securities from affiliated
underwriters, the following is a report, for the quarter ending March 31, 2005, of securities that were purchased from affiliates under Rule 10f-3:



Affiliated
Date of
Rule 10f-3


1.
Issuer:

France Government Bond (OAT)


Money Manager:


Pacific Investment Management Company


FRIC Fund:




Fixed Income III





Affiliated

Underwriter:



HSBC Bank PLC


Date of
Purchase:



2/23/05


Rule 10f-3 Satisfied?

Yes


2.Issuer:


France Government Bond (OAT)


Money Manager:



Pacific Investment Management Company

FRIC Fund:



Fixed Income I


Affiliated

Underwriter:


HSBC Bank PLC



Date of
Purchase:



2/23/05


Rule 10f-3 Satisfied?

Yes

3.Issuer:

France Government Bond (OAT)


Money Manager:



Pacific Investment Management Company

FRIC Fund:


Multi-Strategy Bond


Affiliated

Underwriter:



HSBC Bank PLC


Date of
Purchase:



2/23/05


Rule 10f-3 Satisfied?

Yes

4.Issuer:

France Government Bond (OAT)


Money Manager:



Pacific Investment Management Company

FRIC Fund:


Diversified Bond Fund



Affiliated

Underwriter:



HSBC Bank PLC


Date of
Purchase:



2/23/05


Rule 10f-3 Satisfied?

Yes

5.Issuer:


General Electric Capital Corp.


Money Manager:



Lincoln Capital Management Company

FRIC Fund:



Diversified Bond


Affiliated

Underwriter:


Morgan Stanley


Date of
Purchase:


3/1/05


Rule 10f-3 Satisfied?

Yes

6.Issuer:


General Electric Capital Corp.


Money Manager:



Lincoln Capital Management Company

FRIC Fund:


Fixed Income I


Affiliated

Underwriter:


Morgan Stanley


Date of
Purchase:


3/1/05


Rule 10f-3 Satisfied?

Yes



As Compliance Manager, Investment
Operations of
Frank Russell Investment Management Company,
I certify to the best of my knowledge,
the foregoing transactions were all of
the transactions under Rule 10f-3 and each was completed in compliance with Rule 10f-3 of the Investment Company Act of 1940 and the Investment
Companys Rule 10f-3 procedures.
Copies of the money
managers completed 10f-3 forms are
available upon request.

Very truly yours,

Susan Anderson Puz
Compliance Manager, Investment Operations


Board of Trustees
August 4, 2004
Page 2



Frank Russell
Investment Company
P.O. Box 1616
Tacoma, Washington 98401-1616
253-627-7001
Fax: 253-591-3495